                               Pitcairn Funds


                            Small Cap Value Fund


                      Supplement dated November 6, 2000
                    to the Prospectus dated August 4, 2000





Portfolio Manager Change:

SMALL CAP VALUE FUND: Effective November 2000, the portfolio manager of the Small Cap Value Fund is Edward J. Stavetski. Mr. Joseph Monahan no longer serves as the portfolio manager for this Fund.

PORTFOLIO MANAGERS -- BIOGRAPHIES:

The following biography is added to FUND MANAGEMENT -- SMALL CAP VALUE FUND --

     Mr. Stavetski, Senior Vice President of PTC joined PTC in October 2000 as Director of U.S. Equities -- Research. He became the portfolio manager in November 2000. Prior to joining Pitcairn, Mr. Stavetski was Chief Investment Officer and Managing Director at PNC Advisors in Wilmington from June 1999 to October 2000. Prior to that Mr. Stavetski was a Senior Portfolio Manager and Vice President at Rorer Asset Management in Philadelphia. Mr. Stavetski received a B.A in Chemistry from West Virginia University in 1978.